Short-term Borrowings	12 Months Ended
Dec. 31, 2016
Short-term Borrowings [Abstract]
Short-term Borrowings
12.      Short-term Borrowings:

The amounts comprising short-term debt in the accompanying consolidated balance sheets are analyzed as follows:

Secured Short-term borrowings:	December 31, 2016	December 31, 2015
Loan Facility:
a) Revolving overdraft credit facility dated 5/6/2015	$-	$5,356
b) Security agreement dated 8/9/2016	85,000	80,000
c) Borrowing base facility agreement dated 9/16/2016	176,154	164,141
d) Overdraft deposit accounts	205	-
Total short-term borrowings	$261,359	$249,497

The above dates show the later of the date of the facility, the date of the most recent renewal or the date the loan was assumed by the Company.

a)      On May 06, 2015, the Company extended its 2008 overdraft facility of $7,000 for one year period with a supplemental agreement.

The supplemental facility bears interest at LIBOR plus 6.0%. The facility was repaid on March 22, 2016.

b)      On August 22, 2014, August 12, 2015 and August 9, 2016 the Company's subsidiary, Aegean Bunkering U.S.A., signed an amendment and renewed the facility with a syndicate of commercial lenders for an amount up to $250,000. The facility matures on August 8, 2017, bears interest at LIBOR plus 2.1% and the financial covenants require Aegean Bunkering U.S.A., as the Borrower, to maintain: tangible net worth not less than $25,000; net working capital not less than $25,000, leverage ratio no more than 9.0 to 1.0. The agreement also contains covenants that require the parent to maintain minimum consolidated tangible net worth of $410,000; consolidated net working capital not less than $125,000; consolidated current ratio no more than 1.15 to 1.0; consolidated interest coverage ratio no more than 1.9 to 1.0.

c)      On September 16, 2016, Aegean Marine Petroleum S.A., Aegean Petroleum International Inc., Aegean NWE N.V. and Aegean Bunkering Germany BD&M, the Company's wholly-owned subsidiaries, renewed the $1 billion Secured Multicurrency Revolving Credit Facility with a syndicate of commercial lenders, which the Company and these subsidiaries have guaranteed. The facility is comprised of three tranches, consisting of Tranche A of $155,000 for a one year tenor, Tranche B of $75,000 for a two year tenor and Tranche C of $770,000 for an uncommitted tenor. Outstanding amounts under Tranche A and Tranche B bear interest at LIBOR, plus a margin of 2.1% and 2.5%, respectively, and outstanding amounts under Tranche C bear interest at a rate determined by the relevant lender that represents its cost of funds, plus a margin of 2.0%. The facility imposes certain operating and financial restrictions on the Group, which restrict its ability to incur debt, change its legal and beneficial ownership, merge or consolidate, acquire or incorporate companies and change its business activities. In addition, the facility contains financial covenants which require the Company to maintain (i) minimum consolidated net working capital of not less than $125 million, (ii) consolidated net tangible net worth of $410,000, (iii) a current ratio of at least 1.15-to-one and (iv) an interest cover ratio of at least 1.9-to-one.

As at December 31, 2016, the Company was in compliance with all of its covenants contained in its credit facilities.

Interest: Total interest incurred on short-term borrowings for the years ended December 31, 2016, 2015 and 2014 amounted to $7,561, $6,917 and $13,340, respectively (Note 19) and is included in interest and finance costs, in the accompanying consolidated statements of income. During the years ended December 31, 2016, 2015 and 2014, the weighted average interest rate (including the margin) was 2.65%, 2.58%, and 2.99%, respectively.

Amounts available under Short-term Facilities: As of December 31, 2016, the Company had $857,110 available uncommitted undrawn amount under its short-term loan agreements to finance working capital requirements.